UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2017

SUNSET ISLAND GROUP
(Exact name of registrant as specified in its charter)

NEVADA	333-214643	47-3278534
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

555 NORTH EL CAMINO REAL #A418

SAN CLEMENTE, CA 92672

(Address of principal executive offices) (zip code)

(424) 239-6230

(Registrant’s telephone number, including area code)

______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01. Other Information

1.	On August 15, 2017, we met our current leaseholder regarding leasing additional square footage for our first phase of expansion. The company will be conducting follow up discussions in the coming days on leasing between 130,000 and 205,000 square feet of the 750,000 square feet the landlord has available for lease.

2.	On October 18, 2017, the Company will hold a facility tour. Anyone interested in joining the tour should email us each person’s full name and copy of driver’s license to info@sunsetislandgroup.com. The group will be picked up at a designated location and driven to the facility. No phones or camera will be allowed.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sunset Island Group

Dated: August 16, 2017	By:	/s/ Valerie Baugher
	Name:	Valerie Baugher
	Title:	President

3